UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2008 (September 24, 2008)

iPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350876
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois	60195
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 885-2833

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 24, 2008, iPCS, Inc. (the “Company”) announced that the Supreme Court of Illinois has denied Sprint’s petition for leave to appeal a ruling by the Appellate Court of Illinois issued in March of 2008.  The Appellate Court ruling unanimously upheld the 2006 ruling of the Circuit Court of Cook County of Illinois that requires Sprint to cease owning, operating, and managing the Nextel wireless network in iPCS Wireless’s territory.

A copy of the Company’s press release of September 24 containing this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.

99.1	Press Release by iPCS, Inc., dated September 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: September 24, 2008
	By:	/s/ Brian J. O’Neil
Name: Brian J. O’Neil
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.

99.1	Press Release by iPCS, Inc., dated September 24, 2008.